UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 23, 2005 (December 22, 2005)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On December 22, 2005, Albemarle Corporation (the “Company”) announced, effective January 1, 2006, a realignment of its finance team by creating a chief financial officer position within each of its three main operating segments. As part of this new structure, William B. Allen, Jr., the Company’s current controller and principal accounting officer, will become Chief Financial Officer — Fine Chemicals. Also effective January 1, 2006, Richard J. Diemer, Jr., the Company’s Senior Vice President and Chief Financial Officer, will serve as the Company’s principal financial officer and principal accounting officer. The information required by Item 5.02(c)(2) and (3) of Form 8-K regarding Mr. Diemer is incorporated herein by reference to Item 1.01 of the Current Report on Form 8-K filed by the Company on August 2, 2005.

The press release issued on December 22, 2005, by the Company announcing the changes discussed above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press release issued on December 22, 2005, by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release issued on December 22, 2005, by the Company.